EXHIBIT 24.1


                              POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Thomas Linebarger and Marya M. Rose and each of them, with full power to act without the other, as his true and lawful attorney-in-fact and agent, with full and several powers of substitution and resubstitution for her in her name, place and stead, in any and all capacities, to sign a shelf Registration Statement on Form S-3 to be filed under the Securities Act of 1933 by Cummins Inc. (the "Corporation") in connection with the offering from time to time of the Corporation's authorized debt securities, equity securities, equity purchase agreements, stock purchase units, guarantees and warrants, including equity securities of a business trust created and sponsored by the Corporation, and any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Dated:   May 14, 2002


                                                   /s/ William D. Ruckelhaus
                                                   ----------------------------
                                                   William D. Ruckelshaus
                                                   Director

                               POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Thomas Linebarger and Marya M. Rose and each of them, with full power to act without the other, as her true and lawful attorney-in-fact and agent, with full and several powers of substitution and resubstitution for her in her name, place and stead, in any and all capacities, to sign a shelf Registration Statement on Form S-3 to be filed under the Securities Act of 1933 by Cummins Inc. (the "Corporation") in connection with the offering from time to time of the Corporation's authorized debt securities, equity securities, equity purchase agreements, stock purchase units, guarantees and warrants, including equity securities of a business trust created and sponsored by the Corporation, and any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Dated:   May 14, 2002


                                                  /s/ Alexis M. Herman
                                                  -----------------------------
                                                  Alexis M. Herman
                                                  Director

                              POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Thomas Linebarger and Marya M. Rose and each of them, with full power to act without the other, as his true and lawful attorney-in-fact and agent, with full and several powers of substitution and resubstitution for her in her name, place and stead, in any and all capacities, to sign a shelf Registration Statement on Form S-3 to be filed under the Securities Act of 1933 by Cummins Inc. (the "Corporation") in connection with the offering from time to time of the Corporation's authorized debt securities, equity securities, equity purchase agreements, stock purchase units, guarantees and warrants, including equity securities of a business trust created and sponsored by the Corporation, and any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Dated:   May 14, 2002


                                                   /s/ Theodore M. Solso
                                                   ----------------------------
                                                   Theodore M. Solso
                                                   Director and Chairman of the
                                                   Board of Directors and
                                                   Chief Executive Officer

                              POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Thomas Linebarger and Marya M. Rose and each of them, with full power to act without the other, as his true and lawful attorney-in-fact and agent, with full and several powers of substitution and resubstitution for her in her name, place and stead, in any and all capacities, to sign a shelf Registration Statement on Form S-3 to be filed under the Securities Act of 1933 by Cummins Inc. (the "Corporation") in connection with the offering from time to time of the Corporation's authorized debt securities, equity securities, equity purchase agreements, stock purchase units, guarantees and warrants, including equity securities of a business trust created and sponsored by the Corporation, and any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Dated:   May 14, 2002


                                                   /s/ Thomas Linebarger
                                                   ----------------------------
                                                   Thomas Linebarger
                                                   Vice President and Chief
                                                   Financial Officer

                              POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Thomas Linebarger and Marya M. Rose and each of them, with full power to act without the other, as his true and lawful attorney-in-fact and agent, with full and several powers of substitution and resubstitution for her in her name, place and stead, in any and all capacities, to sign a shelf Registration Statement on Form S-3 to be filed under the Securities Act of 1933 by Cummins Inc. (the "Corporation") in connection with the offering from time to time of the Corporation's authorized debt securities, equity securities, equity purchase agreements, stock purchase units, guarantees and warrants, including equity securities of a business trust created and sponsored by the Corporation, and any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Dated:   May 14, 2002


                                                   /s/ Susan K. Carter
                                                   ----------------------------
                                                   Susan K. Carter
                                                   Vice President - Corporate
                                                   Controller

                              POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Thomas Linebarger and Marya M. Rose and each of them, with full power to act without the other, as his true and lawful attorney-in-fact and agent, with full and several powers of substitution and resubstitution for her in her name, place and stead, in any and all capacities, to sign a shelf Registration Statement on Form S-3 to be filed under the Securities Act of 1933 by Cummins Inc. (the "Corporation") in connection with the offering from time to time of the Corporation's authorized debt securities, equity securities, equity purchase agreements, stock purchase units, guarantees and warrants, including equity securities of a business trust created and sponsored by the Corporation, and any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Dated:   May 14, 2002


                                                   /s/ Robert J. Darnal
                                                   ----------------------------
                                                   Robert J. Darnal
                                                   Director

                              POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Thomas Linebarger and Marya M. Rose and each of them, with full power to act without the other, as his true and lawful attorney-in-fact and agent, with full and several powers of substitution and resubstitution for her in her name, place and stead, in any and all capacities, to sign a shelf Registration Statement on Form S-3 to be filed under the Securities Act of 1933 by Cummins Inc. (the "Corporation") in connection with the offering from time to time of the Corporation's authorized debt securities, equity securities, equity purchase agreements, stock purchase units, guarantees and warrants, including equity securities of a business trust created and sponsored by the Corporation, and any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Dated:   May 14, 2002


                                                   /s/ John M. Deutch
                                                   ----------------------------
                                                   John M. Deutch
                                                   Director

                              POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Thomas Linebarger and Marya M. Rose and each of them, with full power to act without the other, as his true and lawful attorney-in-fact and agent, with full and several powers of substitution and resubstitution for her in her name, place and stead, in any and all capacities, to sign a shelf Registration Statement on Form S-3 to be filed under the Securities Act of 1933 by Cummins Inc. (the "Corporation") in connection with the offering from time to time of the Corporation's authorized debt securities, equity securities, equity purchase agreements, stock purchase units, guarantees and warrants, including equity securities of a business trust created and sponsored by the Corporation, and any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Dated:   May 14, 2002


                                                   /s/ Walter Y. Elisha
                                                   ----------------------------
                                                   Walter Y. Elisha
                                                   Director

                              POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Thomas Linebarger and Marya M. Rose and each of them, with full power to act without the other, as his true and lawful attorney-in-fact and agent, with full and several powers of substitution and resubstitution for her in her name, place and stead, in any and all capacities, to sign a shelf Registration Statement on Form S-3 to be filed under the Securities Act of 1933 by Cummins Inc. (the "Corporation") in connection with the offering from time to time of the Corporation's authorized debt securities, equity securities, equity purchase agreements, stock purchase units, guarantees and warrants, including equity securities of a business trust created and sponsored by the Corporation, and any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Dated:   May 14, 2002


                                                   /s/ William I. Miller
                                                   ----------------------------
                                                   William I. Miller
                                                   Director

                              POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Thomas Linebarger and Marya M. Rose and each of them, with full power to act without the other, as his true and lawful attorney-in-fact and agent, with full and several powers of substitution and resubstitution for her in her name, place and stead, in any and all capacities, to sign a shelf Registration Statement on Form S-3 to be filed under the Securities Act of 1933 by Cummins Inc. (the "Corporation") in connection with the offering from time to time of the Corporation's authorized debt securities, equity securities, equity purchase agreements, stock purchase units, guarantees and warrants, including equity securities of a business trust created and sponsored by the Corporation, and any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Dated:   May 14, 2002


                                                   /s/ Franklin A. Thomas
                                                   ----------------------------
                                                   Franklin A. Thomas
                                                   Director

                              POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Thomas Linebarger and Marya M. Rose and each of them, with full power to act without the other, as his true and lawful attorney-in-fact and agent, with full and several powers of substitution and resubstitution for her in her name, place and stead, in any and all capacities, to sign a shelf Registration Statement on Form S-3 to be filed under the Securities Act of 1933 by Cummins Inc. (the "Corporation") in connection with the offering from time to time of the Corporation's authorized debt securities, equity securities, equity purchase agreements, stock purchase units, guarantees and warrants, including equity securities of a business trust created and sponsored by the Corporation, and any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Dated:   May 14, 2002


                                                   /s/ J. Lawrence Wilson
                                                   ----------------------------
                                                   J. Lawrence Wilson
                                                   Director